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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use and incorporation by reference in this Post-Effective Amendment No. 1 on Form S-2 to Registration Statement No.333-22147 of GRC International, Inc. to Form S-3 of our report dated August 13, 1997, included herein and in the Annual Report on Form 10-K of GRC International, Inc. for the year ended June 30, 1997, and to the reference to us under the heading "Experts" in such Prospectus.


McLean, Virginia
October 1, 1997